UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

The Securities Exchange Act of 1934

Date of report (date of earliest event reported):

October 31, 2005

KILROY REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	Commission File Number:	95-4598246
(State or other jurisdiction of incorporation or organization)	1-12675	(I.R.S. Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California 90064

(Address of principal executive offices)

(310) 481-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 31, 2005, the Company issued a press release announcing its earnings for the quarter ended September 30, 2005 and distributed certain supplemental information. The supplemental information is attached to this report as Exhibit 99.1, and the press release is attached to this report as Exhibit 99.2.

ITEM 4.02(a)	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On October 25, 2005, the Company reported on Form 8-K that it would restate previously issued financial statements for the fiscal years ended December 31, 2002, 2003 and 2004 and the quarters ended March 31, 2005 and June 30, 2005. As previously reported, the restatement is necessary because the Company has determined that designation documentation related to six interest rate swap and two interest rate cap agreements entered into during 2000 and 2002 does not meet the technical requirements under Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities” (“SFAS 133”) to qualify for hedge accounting. As a result, the Company is required to restate prior period financial statements to mark these instruments to market and to recognize the impact of this mark-to-market adjustment in the statement of operations for each period, rather than through other comprehensive income.

In addition, the Company previously reported that it would restate the financial statements to record a capital asset and related depreciation for leasehold improvements constructed by the Company that are reimbursed by tenants with a corresponding liability to deferred revenue, which will be amortized into rental revenue over the lives of the related leases. In connection with the restatement, certain other immaterial adjustments will also be recorded. In follow-up to the previously filed report, the Company today is filing selected financial information disclosing the effects of the adjustments made in connection with the pending restatements to the Company’s consolidated balance sheets, consolidated statements of operations and other financial data. The selected financial information is attached to this report as Exhibit 99.3 and is incorporated by reference into this report. The Company will be filing amendments to its Annual Report on Form 10-K/A for the year ended December 31, 2004 and its Quarterly Reports on Form 10-Q/A for the quarters ended March 31, 2005 and June 30, 2005 to reflect the restatements described above.

Item 9.01	Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(c) Exhibits.

99.1	Third Quarter 2005 Supplemental Financial Report.

99.2	Press Release dated October 31, 2005.

99.3	Selected Financial Information as Previously Reported and as to be Restated.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION
Date: October 31, 2005

	By:	/s/ HEIDI R. ROTH
Heidi R. Roth
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number		Description

99.1	*	Third Quarter 2005 Supplemental Financial Report for the Quarter Ended September 30, 2005.

99.2	*	Press Release dated October 31, 2005.

99.3	*	Selected Financial Information as Previously Reported and as to be Restated.

*	Filed herewith.